UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2021 (December 5, 2021)

GCP Applied Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37533	47-3936076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2325 Lakeview Parkway Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617)-876-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 6, 2021, GCP Applied Technologies Inc., a Delaware corporation (the “Company”), issued a press release announcing that on December 5, 2021, it entered into an agreement and plan of merger (the “Merger Agreement”) with Cyclades Parent, Inc., a Delaware corporation (“Parent”), Cyclades Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Compagnie de Saint-Gobain S.A., a société anonyme organized under the laws of France (the “Guarantor”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Additional details regarding the terms of the Merger Agreement will be filed with the Securities and Exchange Commission (the “SEC”) in due course.

About GCP Applied Technologies

GCP Applied Technologies Inc. (NYSE: GCP) is a leading global provider of construction products technologies that include admixtures and additives for concrete and cement, the Verifi® in-transit concrete management system, high-performance waterproofing products, and specialty construction products. GCP products have been used to build some of the world’s most renowned structures.

For more information, visit GCP’s website at www.gcpat.com.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving GCP, Parent, Merger Sub and Guarantor. A special meeting of the stockholders of GCP will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. GCP expects to file with the Securities and Exchange Commission SEC a proxy statement and other relevant documents in connection with the proposed Merger. The definitive proxy statement will be sent or given to the stockholders of GCP and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF GCP ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GCP, PARENT, MERGER SUB, GUARANTOR AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by GCP with the SEC at the SEC’s website at www.sec.gov, at GCP’s website at www.gcpat.com or by sending a written request to GCP Applied Technologies Inc., Attn: GCP Shareholder Services, 2325 Lakeview Parkway, Alpharetta, Georgia 30009.

Participants in the Solicitation

GCP and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of GCP’s stockholders in connection with the Merger will be set forth in GCP’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the Merger. Information relating to the foregoing can also be found in GCP’s definitive proxy statement for its 2021 Annual Meeting of Stockholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on March 26, 2021. To the extent that holdings of GCP’s securities have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This announcement contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when GCP or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of GCP and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside GCP’s control. Actual results and outcomes may differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring GCP to pay a termination fee of $71 million; (3) the risk that the Merger disrupts GCP’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of GCP to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Merger on GCP’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Merger; (7) the risk that GCP’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against GCPand others; (9) other factors that could affect GPC’s business such as, without limitation, cyclical and seasonal nature of the industries that GCP serves; foreign operations, especially in emerging regions; changes in currency exchange rates; business disruptions due to public health or safety emergencies, such as the novel strain of coronavirus (“COVID-19”) pandemic; the cost and availability of raw materials and energy; the effectiveness of GCP’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events and natural disasters; and (10) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, GCP’s stockholders will cease to have any equity interest in GCP and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in GCP’s Annual Report on Form 10-K for the year ended December 31, 2020 as well as GCP’s subsequent filings and quarterly reports and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on GCP’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, GCP undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release announce Merger Agreement, issued by the Company on December 6, 2021.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBR

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.

Date: December 6, 2021	By:	/s/ Michael W. Valente
Michael W. Valente
Vice President, General Counsel and Secretary